UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

RCN Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

196 Van Buren Street, Herndon, Virginia	20170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 434-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

On January 21, 2009, Mr. Theodore H. Schell, a member of the Board of Directors of RCN Corporation (the “Company”), notified the Company of his resignation from the Board of Directors of the Company due to potentially conflicting business interests, with such resignation to be effective as of March 31, 2009.

The Board of Directors is now speaking with candidates to fill this vacancy.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

Date: January 22, 2009

By: /s/ Michael T. Sicoli
Name: Michael T. Sicoli
Title: Executive Vice President and
Chief Financial Officer